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                                                                  Exhibit No. 99

[LOGO] Banc of America Securities

                      NEW ISSUE: BOAMS 04-J Pricing Summary

                      HYBRID ARMS (3/1, 5/1, 7/1 AND 10/1)

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Inventory   MDS3
Trade Dates 10/06/2004
Settle Date 10/28/2004
S/C Code    N
Lead        BAS
Size        $603,633,000.00

      Class            1-A-1        1-A-2         2-A-1          2-A-2         3-A-1            4-A-1
      -----            -----        -----         -----          -----         -----            -----
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Cusip                   TBD          TBD          TBD            TBD            TBD              TBD
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Trade Date          10/06/2004   10/06/2004    10/06/2004     10/06/2004     10/06/2004       10/06/2004
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Rating                  M/F          M/F          M/F            M/F            M/F              M/F
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Size                63,479,000   58,500,000   361,252,000     12,909,000     50,929,000       56,564,000
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Maturity            11/25/2034   11/25/2034    11/25/2034     11/25/2034     11/25/2034       11/25/2034
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Dated Date           10/1/2004    10/1/2004    10/1/2004      10/1/2004      10/1/2004        10/1/2004
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WAL                    1.94         1.94          2.57           2.57           2.90             3.18
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Ist Coupon          11/25/2004   11/25/2004    11/25/2004     11/25/2004     11/25/2004       11/25/2004
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Payment Frequency     Monthly      Monthly      Monthly        Monthly        Monthly          Monthly
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Coupon               3.68422%     4.34622%      4.82434%       4.82434%       5.11302%         5.25009%
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Bench                2Yr Swap     2Yr Swap    2.57 yr SWAP   2.57 yr SWAP   2.9 yr SWAP   1 - 18 BK INT DWs
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Spread                  58           68           110            140            130
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All-In Yield          3.579%       3.679%        4.307%         4.607%         4.644%           4.873%
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Price                 99.9992     100.9998      100.9977       100.2954       100.9992        100.84375
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Class Type              PT           PT            PT             PT             PT               PT
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Day Count             30/360       30/360        30/360         30/360         30/360           30/360
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Accrual Period          25           25            25             25             25               25
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Day Delay               24           24            24             24             24               24
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Record Date         10/29/2004   10/29/2004    10/29/2004     10/29/2004     10/29/2004       10/29/2004
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

This report is for information purposes only and is based on information available to the public from sources believed to be reliable, but no representation is made that it is accurate or complete, and no information herein should be relied upon as such. Opinions and projections found in this report reflect our opinion as of the report date and are subject to change without notice. This report is neither intended nor should be considered as an offer to sell, or solicitation or basis for any contract, for the purchase of, any security, loan or other financial product. Banc of America Securities LLC, its affiliates, Bank of America Corporation and their respective directors, officers and employees, from time to time may maintain a long or short position in, act as a market maker for, or purchase or sell a position in, securities, loans or other financial products mentioned herein, or of the entities referred to herein, or related investment securities or products. Banc of America Securities LLC or its affiliates may have acted as manager or co-manager for a public offering of securities of companies mentioned herein. Banc of America Securities LLC or its affiliates may be performing, have performed or seek to perform investment banking, advisory, banking or other services for any company mentioned herein. Certain securities in this report may not have been registered under the Securities Act of 1933 as amended (the "Securities Act") and may not be offered or sold except in a transaction pursuant to SEC Rule 144A, Regulation S or otherwise exempt from or not subject to the registration requirements of the Securities Act. Past performance of securities, loans or other financial instruments is not indicative of future performance. This report may not be circulated or reproduced without prior written permission from Banc of America Securities LLC. Further information on any security mentioned herein may be available upon request. Banc of America Securities LLC is a subsidiary of Bank of America Corporation and is a member of NYSE, NASD and SIPC. (C) 2004 Banc of America Securities LLC

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BOAMS 04-J-Final - Price/Yield - 2A1

Balance          $361,252,000.00   Delay           24
Initial Coupon   4.824336667       Dated           10/1/2004
Settle           10/28/2004        First Payment   11/25/2004

Price                 5 CPR To Roll  15 CPR To Roll  20 CPR To Roll  25 CPR To Roll  30 CPR To Roll  40 CPR To Roll  50 CPR To Roll
-----                 -------------  --------------  --------------  --------------  --------------  --------------  --------------
                          Yield          Yield            Yield           Yield           Yield           Yield           Yield
100.997700000             4.524          4.428            4.371           4.307           4.234           4.060           3.838

WAL                       4.275          3.311            2.917           2.570           2.262           1.754           1.360
Mod Durn                  3.758          2.952            2.619           2.323           2.060           1.621           1.275
Principal Window
   Begin                11/25/2004     11/25/2004      11/25/2004      11/25/2004      11/25/2004      11/25/2004      11/25/2004
Principal Window End    9/25/2009       9/25/2009       9/25/2009       9/25/2009       9/25/2009       9/25/2009       9/25/2009

LIBOR_1YR                2.48875         2.48875         2.48875         2.48875         2.48875         2.48875         2.48875

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of
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upon it. This material is not to be construed as an offer to sell or the
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